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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2001

                       WORLD WIRELESS COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        001-15837                                         87-0549700
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(Commission File Number)                    (I.R.S. Employer Identification No.)

  5670 Greenwood Plaza Boulevard, Penthouse, Greenwood Village, Colorado 80111
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                     (Address of principal executive office)

                                  303-221-1944
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              (Registrant's telephone number, including area code)

Item 1. Change in Control of Registrant

        None.

Item 2. Acquisition or Disposition of Assets

        None.

Item 3. Bankruptcy or Receivership

        None.

Item 4. Change in Registrant's Certifying Accountant

        None.

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Item 5. Other Events

Restatement and Status of Independent Auditor's Review

In conjunction with its review of our December 31, 2000 Form 10-K filed on April 17, 2001, and our preliminary Schedule 14a filed on August 2, 2001, the Securities and Exchange Commission (the "Commission") requires that we restate certain historical financial information, and amend certain of our public filings to conform with generally accepted accounting standards. Among other changes, the Commission requires us to account for our 1998 Employee Incentive Stock Option Plan as a variable plan, and to reflect changes in our compensation expense related to options issued under such plan. Other changes required by the Commission include the reclassification of certain amounts reflected in the financial statements.

The balance sheet as of December 31, 2000 and the statement of operations for the year ended December 31, 2000 reflect the restatement as follows:

                                                  As previously
                                                    Reported         As restated

Balance sheet:
  Additional paid-in capital                       $ 48,901,546      $ 47,689,366
  Accumulated deficit                               (44,844,164)      (43,648,056)

Statements of operations:
 Year ended December 31, 2000:
  Selling, general and administrative expenses        5,895,975         5,582,511
  Net loss                                           (5,159,457)       (4,542,283)
  Loss per share                                          (0.18)            (0.15)

The impact of the restatement on the year ended December 31, 2000 decreased expenses and net loss because of the reversal of stock option compensation recognized in 1999 as a result of decreases in the trading price of the Company's common stock during 2000.

The statement of operations for the six-month period ended June 30, 2001 includes the reversal of $53,240 of stock options compensation, which had not been included in the statements of operations for the six-month period ended June 30, 2001, as reported in the Company's Form 10-Q for the quarter ended June 30, 2001.

As of the date of this filing, the Company's independent auditors have not completed their auditing procedures on the 2000, 1999, and 1998 financial statements. Until the Company's independent auditors complete such auditing procedures, the independent auditors cannot express any opinion or any other form of assurance on such financial statements, assume no responsibility for, and disclaim any association with, such financial statements.

Item 6. Registration of Registrant's Directors

        None.

Item 7. Financial Statements and Exhibits

        None.

Item 8. Changes in Fiscal Year

        None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Person has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                       WORLD WIRELESS COMMUNICATIONS, INC.

                                       By: /s/ David D. Singer
                                           --------------------------
                                           David D. Singer, President

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